Earnings Call Presentation 1 st Quarter 2014 April 28, 2014 Exhibit 99.2

Safe Harbor Statement
Our disclosures in this presentation, including without limitation, those relating to future financial results guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as
"anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "outlook," "target," "predict,"
"may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and
“Management’s Discussion and Analysis” sections of our reports on Forms 10-K and 10-Q filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law.
In addition, we will be referring to non-GAAP financial measures within the meaning of SEC
Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at
www.armstrong.com.
The guidance in this presentation is only effective as of the date given, April 28, 2014, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance.

All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding.
Basis of Presentation Explanation
When reporting our financial results within this presentation, we make several adjustments.
Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation.
3
• We report in comparable dollars to remove the effects of
currency translation on the P&L. The budgeted exchange
rate for 2014 is used for all currency translations in 2014
and prior years. Guidance is presented using the 2014
budgeted exchange rate for the year.
• We remove the impact of discrete expenses and income.
Examples include plant closures, restructuring actions, and
other large unusual items.
• Taxes for normalized Net Income and EPS are calculated
using a constant 39% for 2014 results and guidance, and
2013 results, which are based on the expected full year
historical tax rate.
Comparable
Dollars
Other
Adjustments
Net Sales Yes No
Gross Profit Yes Yes
SG&A Expense Yes Yes
Equity Earnings Yes Yes
Operating Income Yes Yes
Net Income Yes Yes
Cash Flow No No
Return on Capital
Yes Yes
EBITDA
Yes Yes
What Items Are Adjusted

(1) As reported Net Sales: $634 million in 2014 and $622 million in 2013
(2) As reported Operating Income: $53 million in 2014 and $47 million in 2013
(3) As reported EPS: $0.30 in 2014 and $0.05 in 2013
(4) Unadjusted
Key Metrics – First Quarter 2014
2014 2013 Variance
Net Sales
(1)
$631 $614 2.8%
Operating Income
(2)
54 53 2.4%
% of Sales 8.5% 8.5% 0 bps
EBITDA 83 78 7.0%
% of Sales 13.2% 12.7% 50 bps
Earnings Per Share
(3)
$0.42 $0.21 99%
Free Cash Flow (55) (51) (6.8%)
Net Debt 977 792 185
ROIC
(4)
8.0% 10% (200 bps)

2014 2013 V
EBITDA– Adjusted
$83 $78 $5
Depreciation and Amortization (29) (25) (4)
Operating Income – Adjusted
$54 $53 $1
Foreign Exchange Movements - - -
Cost Reduction Initiatives 1 6 (5)
Operating Income – As Reported
$53 $47 $6
Interest/Other (Expense)
(17) (32) 15
EBT
$36 $15 $21
Tax (Expense)
(19) (12) (7)
Net Income
$17 $3 $14
First Quarter 2014 vs. PY– Adjusted EBITDA to Reported Net Income

EBITDA Change (Left-hand scale)
% Change in Sales (Right-hand scale)
EBITDA Change ($M)
% Sales Change
30
25
20
15
10
5
-
(5)
(10)
(15)
30%
25%
20%
15%
10%
5%
0%
(5%)
(10%)
(15%)
5
(2%)
3%
6%
Resilient Flooring
Wood Flooring
Building Products
Corporate

First Quarter Sales and EBITDA by Segment – 2014 vs. PY 6

Armstrong

$120
$100
$80
$60
$40
$20
$0
$78
$11
($1)
($8)
$5
($5)
$0
($1)
$4
$83
2013
Price/Mix
Volume
Input Costs
Mfg Cost
SG&A
WAVE
Pension Credit
Change in D&A
2014

EBITDA Bridge – First Quarter 2014 vs. Prior Year 7

Armstrong

$20
$10
$0
($10)
($20)
($30)
($40)
($50)
($60)
($70)
($51)
$14
($28)
$11
$4
$3
($8)
($55)
2013
Cash Earnings
Working Capital
Capex
Interest Expense
WAVE Dividends
Other
2014

Free Cash Flow – First Quarter 2014 vs. Prior Year 8

2014 Estimate Range
(1)
2013
(2)
Variance
Net Sales
(3)
2,800
to
2,900
2,700
4%
to
7%
Operating Income
(4)
275
to
300
257
7%
to
17%
EBITDA
400
to
430
366
9%
to
17%
Earnings Per Share
(5)
$2.55 to $2.80 $1.98 29% to 41%
Free Cash Flow
45
to
85
68
(34)%
to
25%
(1) Guidance is presented using 2014 budgeted foreign exchange rates
(2) 2013 results are presented using 2014 budgeted foreign exchange rates
(3) 2014 and 2013 net sales include the impact of foreign exchange
(4) As reported Operating Income: $270 - $295 million in 2014 and $239 million 2013
(5) As reported earnings per share: $2.10 - $2.35 in 2014 and $1.71 in 2013
Key Metrics – Guidance 2014

2014 Financial Outlook
$30 - $40 million vs. 2013
Adjusted Gross Margin 100 to 150 bps vs. 2013
16.3% to 16.8% of sales
$0 - $5 million vs. 2013
$30 - $40 million; Adjusted long-term ETR of ~39%
(2)
Sales
(1)
$710– $750 million; EBITDA $90 – $110 million
$195 - $215 million
< $5 million
Raw Material & Energy Inflation*
Manufacturing Productivity
Earnings from WAVE
Cash Taxes/ETR
Q2
Capital Spending*
Exclusions from  EBITDA
10
(1) Net sales include foreign exchange impact
(2) As reported ETR of 49% for 2014
* Changed from February Outlook
SG&A

Appendix 11

2014 Estimate Range
Adjusted Operating Income 275 to 300
D&A 125 to 130
Adjusted EBITDA 400 to 430
Changes in Working Capital (50) to (60)
Capex (195) to (215)
Interest Expense (45) to (50)
Cash Taxes (30) to (40)
Other, including cash payments for restructuring and
one-time items
(5)
Free Cash Flow 45 to 85
Adjusted Operating Income to Free Cash Flow

First Quarter
2014
Reported
Comparability
(1)
Adjustments
FX
(2)
Adj
2014
Adjusted
2013
Reported
Comparability
(1)
Adjustments
FX
(2)
Adj
2013
Adjusted
Net Sales 634 - (3) 631 622 - (8) 614
Operating
Income
53 1 - 54 47 6 - 53
EPS $0.30 $0.12 - $0.42 $0.05 $0.16 - $0.21
(1) See earnings press release and 10-Q for additional detail on comparability adjustments
(2) Eliminates impact of foreign exchange movements
Consolidated Results

First Quarter
2014
Reported
Comparability
(1)
Adjustments
2014
Adjusted
2013
Reported
Comparability
(1)
Adjustments
2013
Adjusted
Building Products
58 - 58 59 - 59
Resilient Flooring
9 1 10 6 6 12
Wood Flooring 5 - 5 1 - 1
Unallocated Corporate
(Expense) Income
(20) - (20) (19) - (19)
Segment Operating Income (Loss)

(1) Eliminates impact of foreign exchange movements and non-recurring items; see earnings press release and 10-Q for additional detail.

First Quarter ($ millions) 2014 2013 Net cash (used for) operations ($33) ($14) Net cash (used for) investing (22) (37) Free Cash Flow ($55) ($51) Cash Flow 15